The Registrant’s Independent Registered Public Accounting Firm noted a deficiency believed to be a material weakness for the Insignia Macro Fund (the “Fund”). Established controls were not designed effectively surrounding the reconciliation of the valuation with respect to the swap contracts held by the Fund. As a result, the Fund’s service providers enhanced existing and/or added controls around the setup, reconciliation and review of swap investments. The service providers will monitor the effectiveness of these modifications and may propose additional enhancements or new controls in the future.